EVENT AFTER THE STATEMENT OF FINANCIAL POSITION DATE (Tables)	12 Months Ended
Mar. 31, 2024
Event After Statement Of Financial Position Date
Schedule of proforma shares

	Years Ended March 31,
Numerator (in 000’$)	2024	2023	2022
Net loss attributable to owners of the Company	$(75,339)	$(104,611)	$(16,870)
Denominator (in 000’)
Weighted average number of shares – Basic and Diluted	967	806	653
Basic and diluted loss per share	$(77.91)	$(129.79)	$(25.83)